EXHIBIT 99.1

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

Brendan Geraghty
+1 (312) 297-7411
Email: Brendan.Geraghty@edelman.com

FOR IMMEDIATE RELEASE
TUESDAY NOVEMBER 13, 2018

 A. M. CASTLE & CO. REPORTS THIRD QUARTER RESULTS
Company reports continued strong sales and margins
OAK BROOK, IL, November 13, 2018 - A. M. Castle & Co. (OTCQB: CTAM) (the "Company" or "Castle"), a global distributor of specialty metal and supply chain solutions, today reported financial results for the third quarter of 2018.
Third Quarter 2018 Financial Highlights:

•
Achieved net sales of $148.1 million, a 20.2% year-over-year increase compared to $81.5 million and $41.7 million in the two-month Predecessor period ended August 31, 2017 and the one-month Successor period ended September 30, 2017, respectively, and down 1.5% from $150.4 million in the second quarter of 2018.

•
Reported net loss of $6.7 million, which included $8.7 million of interest expense, of which $5.7 million was non-cash related to long term debt held primarily by majority shareholders and $1.2 million was non-cash related to the over-funded pension plan. Net loss in the second quarter of 2018 was $8.5 million.

•	Achieved gross material margin of 25.1% compared to 22.2% and 24.5% in the Predecessor period and the Successor period, respectively, and down from 26.2% in the second quarter of 2018.

•
Achieved EBITDA of $2.3 million and adjusted EBITDA of $2.5 million, including foreign currency gains of $1.0 million and $0.5 million, respectively, up from EBITDA of $0.5 million and adjusted EBITDA of $2.2 million in the second quarter of 2018.

•	Adjusted EBITDA exceeded cash interest for the third consecutive quarter.
Chairman and CEO Steve Scheinkman commented, “We are very pleased to report continued EBITDA growth, and adjusted EBITDA that exceeded cash interest for the third consecutive quarter. Our quarterly net sales of $148 million were more than 20% higher than the prior year third quarter, driven by continued strong volume and pricing. We saw continued healthy demand and a positive pricing environment throughout the third quarter, and our sales and gross material margin momentum has continued into the fourth quarter. While we are cautious heading into the seasonally-slow year end months, when volumes are traditionally lower, we look forward to expanding on our recent positive operating performance.”
President Marec Edgar noted, “As we continue to grow our business, we will remain focused on increasing our efficiency to further improve our EBITDA. With our strengthening foundation and additional progress from our continuous improvement initiative, we are well-positioned for the next phase of profitable growth.”
Executive Vice President and CFO Pat Anderson added, “Our focus on improving profitability and liquidity is paying off. We continue to achieve adjusted EBITDA greater than our cash interest, and we are using cash to grow the business rather than to support the onerous capital structure that we had in the past.”
Presentation of Predecessor and Successor Financial Results
The Company adopted fresh-start reporting as of August 31, 2017, the date the Company's Amended Prepackaged Joint Chapter 11 Plan of Reorganization became effective and the Company emerged from its Chapter 11 cases (the "Effective Date"). As a result of the application of fresh-start reporting, the Company’s financial statements for periods prior to the Effective Date are not comparable to those for periods subsequent to the Effective Date. References to “Successor” refer to the Company on or after the

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Effective Date. References to “Predecessor” refer to the Company prior to the Effective Date. Operating results for the Successor and Predecessor periods are not necessarily indicative of the results to be expected for a full fiscal year. References such as the “Company,” “we,” “our” and “us” refer to A.M. Castle & Co. and its subsidiaries, whether Predecessor and/or Successor, as appropriate.
About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and supply chain services, principally serving the producer durable equipment, commercial aircraft, heavy equipment, industrial goods, construction equipment, and retail sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. It specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Together, Castle and its affiliated companies operate out of 22 metals service centers located throughout North America, Europe and Asia. Its common stock is traded on the OTCQB® Venture Market under the ticker symbol "CTAM".
Non-GAAP Financial Measures
This release and the financial information included in this release include non-GAAP financial measures, including any combination of and comparison to combined Predecessor and Successor results. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Investors should recognize that these non-GAAP financial measures might not be comparative to similarly titled measures of other companies. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in this release and in the attached financial statements, provides meaningful information, and therefore we use it to supplement our GAAP reporting and guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analysis of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.
In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as loss before provision for income taxes plus depreciation and amortization, and interest expense, is widely used by the investment community for evaluation purposes and provides investors, analysts and other interested parties with additional information in analyzing the Company’s operating results. EBITDA, adjusted non-GAAP net loss and adjusted EBITDA are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company’s financial performance. Management uses EBITDA, adjusted non-GAAP net loss and adjusted EBITDA to evaluate the performance of the business.
Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring, as well as the anticipated increase in our borrowing capacity under our Credit Facility. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the impact of imposed tariffs and/or duties, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which we filed on March 15, 2018. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

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Condensed Consolidated Statements of Operations	Successor		Predecessor
(Dollars in thousands, except per share data)	Three Months Ended September 30, 2018	September 1, 2017 Through September 30, 2017 As Adjusted*	July 1, 2017 Through August 31, 2017 As Adjusted*
Unaudited
Net sales	$148,109	$41,725	$81,518
Costs and expenses:
Cost of materials (exclusive of depreciation and amortization)	110,896	31,482	63,406
Warehouse, processing and delivery expense	21,092	5,972	12,277
Sales, general and administrative expense	16,871	5,141	10,455
Restructuring expense	—	—	398
Depreciation and amortization expense	2,227	502	2,391
Total costs and expenses	151,086	43,097	88,927
Operating loss	(2,977)	(1,372)	(7,409)
Interest expense, net	8,746	1,805	3,409
Financial restructuring expense	—	—	424
Other (income) expense, net	(3,000)	(2,770)	(2,037)
Reorganization items, net	—	128	(80,033)
(Loss) income before income taxes	(8,723)	(535)	70,828
Income tax (benefit) expense	(2,068)	286	(1,395)
Net (loss) income	$(6,655)	$(821)	$72,223

* Adjusted due to the adoption of ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost."

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Condensed Consolidated Statements of Operations Continued	Successor		Predecessor
(Dollars in thousands, except per share data)	Nine Months Ended September 30, 2018	September 1, 2017 Through September 30, 2017 As Adjusted*	January 1, 2017 Through August 31, 2017 As Adjusted*
Unaudited
Net sales	$444,396	$41,725	$353,926
Costs and expenses:
Cost of materials (exclusive of depreciation and amortization)	331,861	31,482	266,495
Warehouse, processing and delivery expense	62,612	5,972	50,314
Sales, general and administrative expense	50,393	5,141	40,766
Restructuring expense	—	—	566
Depreciation and amortization expense	6,965	502	10,150
Total costs and expenses	451,831	43,097	368,291
Operating loss	(7,435)	(1,372)	(14,365)
Interest expense, net	24,001	1,805	26,629
Financial restructuring expense	—	—	7,024
Unrealized loss on embedded debt conversion option	—	—	146
Other (income) expense, net	(7,101)	(2,770)	(8,436)
Reorganization items, net	—	128	(74,531)
(Loss) income before income taxes	(24,335)	(535)	34,803
Income tax (benefit) expense	(4,026)	286	(1,387)
Net (loss) income	$(20,309)	$(821)	$36,190

* Adjusted due to the adoption of ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost."

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Reconciliation of Reported Net Loss to EBITDA and Adjusted EBITDA:	Successor
(Dollars in thousands)	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018
Unaudited
Net loss, as reported	$(6,655)	$(20,309)	$(8,513)	$(5,141)
Depreciation expense	2,227	6,965	2,362	2,376
Interest expense, net	8,746	24,001	8,129	7,126
Income tax benefit	(2,068)	(4,026)	(1,437)	(521)
EBITDA	2,250	6,631	541	3,840
Non-GAAP adjustments (a)	202	1,511	1,641	(332)
Adjusted EBITDA	$2,452	$8,142	$2,182	$3,508

(a) Refer to "Reconciliation of Reported Net Loss to Adjusted Non-GAAP Net Loss" table for additional details on these amounts.

Reconciliation of Reported Net Loss to Adjusted Non-GAAP Net Loss:	Successor
(Dollars in thousands)	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018
Unaudited
Net loss, as reported	$(6,655)	$(20,309)	$(8,513)	$(5,141)
Non-GAAP adjustments:
Noncash compensation expense	721	2,063	696	646
Foreign exchange (gain) loss on intercompany loans	(519)	(552)	945	(978)
Non-GAAP adjustments to arrive at Adjusted EBITDA	202	1,511	1,641	(332)
Non-cash interest expense(a)	5,751	15,517	5,232	4,534
Total non-GAAP adjustments	5,953	17,028	6,873	4,202
Tax effect of adjustments	—	—	—	—
Adjusted non-GAAP net loss	$(702)	$(3,281)	$(1,640)	$(939)
(a) Non-cash interest expense for the three and nine months ended September 30, 2018 includes interest paid in kind of $3,617 and $9,755, respectively, and amortization of debt discount of $2,134 and $5,762, respectively. Non-cash interest expense for the three months ended June 30, 2018 includes interest paid in kind of $3,184 and amortization of debt discount of $2,048. Non-cash interest expense for the three months ended March 31, 2018 includes interest paid in kind of $2,954 and amortization of debt discount of $1,580.

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CONDENSED CONSOLIDATED BALANCE SHEETS	Successor
(Dollars in thousands, except par value data)	September 30, 2018	December 31, 2017
Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$7,356	$11,104
Accounts receivable, less allowances of $1,100 and $1,586, respectively	89,297	74,370
Inventories	167,915	154,491
Prepaid expenses and other current assets	15,735	12,274
Income tax receivable	2,056	1,576
Total current assets	282,359	253,815
Goodwill and intangible assets, net	8,176	8,176
Prepaid pension cost	12,810	10,745
Deferred income taxes	1,291	1,278
Other noncurrent assets	835	1,344
Property, plant and equipment:
Land	5,579	5,581
Buildings	21,319	21,296
Machinery and equipment	37,136	33,011
Property, plant and equipment, at cost	64,034	59,888
Accumulated depreciation	(9,366)	(2,961)
Property, plant and equipment, net	54,668	56,927
Total assets	$360,139	$332,285
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,363	$41,757
Accrued and other current liabilities	16,862	13,931
Income tax payable	668	262
Short-term borrowings	5,069	5,854
Current portion of long-term debt	119	118
Total current liabilities	73,081	61,922
Long-term debt, less current portion	239,908	199,903
Deferred income taxes	11,978	16,166
Build-to-suit liability	9,790	10,148
Other noncurrent liabilities	3,509	3,784
Pension and postretirement benefit obligations	6,281	6,377
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value—200,000 Class A shares authorized with 3,803 shares issued and outstanding at September 30, 2018 and 3,734 shares issued and outstanding at December 31, 2017	38	37
Additional paid-in capital	54,872	49,944
Accumulated deficit	(33,636)	(13,327)
Accumulated other comprehensive loss	(5,682)	(2,669)
Total stockholders’ equity	15,592	33,985
Total liabilities and stockholders’ equity	$360,139	$332,285

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CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS	Successor		Predecessor
(Dollars in Thousands)	Nine Months Ended September 30, 2018	September 1, 2017 Through September 30, 2017	January 1, 2017 Through August 31, 2017
Unaudited
Operating activities:
Net (loss) income	$(20,309)	$(821)	$36,190
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	6,965	502	10,150
Amortization of deferred financing costs and debt discount	5,762	73	3,810
Unrealized loss on embedded debt conversion option	—	—	146
Noncash reorganization items, net	—	—	(87,107)
(Gain) loss on sale of property, plant and equipment	(4)	—	7
Unrealized foreign currency gain	(784)	(1,292)	(4,439)
Noncash interest paid in kind	9,755	951	—
Noncash compensation expense	2,063	215	630
Deferred income taxes	(4,188)	—	(953)
Other, net	463	66	537
Changes in assets and liabilities:
Accounts receivable	(15,253)	(3,658)	(6,061)
Inventories	(14,324)	(784)	(2,703)
Prepaid expenses and other current assets	(3,614)	(3,050)	(3,100)
Other noncurrent assets	540	567	1,664
Prepaid pension costs	(2,065)	(168)	(849)
Accounts payable	8,947	235	8,602
Income tax payable and receivable	(83)	174	(340)
Accrued and other current liabilities	1,791	523	(6,002)
Pension and postretirement benefit obligations and other noncurrent liabilities	(287)	(93)	(471)
Net cash used in operating activities	(24,625)	(6,560)	(50,289)
Investing activities:
Capital expenditures	(4,909)	(924)	(2,850)
Proceeds from sale of property, plant and equipment	53	5	619
Proceeds from release of cash collateralization of letters of credit	—	—	7,492
Net cash (used in) from investing activities	(4,856)	(919)	5,261
Financing activities:
Proceeds from long-term debt including credit facilities	45,454	8,677	195,026
Repayments of long-term debt including credit facilities	(17,600)	(25)	(175,414)
Short-term borrowings, net	(607)	(216)	3,797
Payments of debt issue costs	(499)	—	(1,831)
Payments of build-to-suit liability	(897)	—	(3,000)
Net cash from financing activities	25,851	8,436	18,578
Effect of exchange rate changes on cash and cash equivalents	(118)	95	890
Net change in cash and cash equivalents	(3,748)	1,052	(25,560)
Cash and cash equivalents - beginning of year	11,104	10,064	35,624
Cash and cash equivalents - end of period	$7,356	$11,116	$10,064

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LONG-TERM DEBT	Successor
(Dollars In Thousands)	September 30, 2018	December 31, 2017

5.00% / 7.00% Second Lien Notes due August 31, 2022	$177,783	$168,767
Floating rate New ABL Credit Facility due February 28, 2022	110,988	101,047
12.00% Revolving B Credit Facility due February 28, 2022	18,738	—
Other, primarily capital leases	208	288
Less: unvested restricted Second Lien Notes due August 31, 2022	(1,570)	(2,144)
Less: unamortized discount	(65,665)	(67,937)
Less: unamortized debt issuance costs	(455)	—
Total long-term debt	240,027	200,021
Less: current portion of long-term debt	119	118
Total long-term portion	$239,908	$199,903

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